Exhibit 99.1

Allegiant Completes Acquisition of Sun Country Airlines, Creating the Leading Leisure-Focused U.S. Airline

Combination expands network, enhances scale, and strengthens diversified operations

LAS VEGAS. May 13, 2026 – Allegiant Travel Company (NASDAQ: ALGT) today announced it has successfully completed its acquisition of Sun Country Airlines Holdings, Inc. (NASDAQ: SNCY), bringing together two complementary carriers focused on affordable leisure travel. The transaction closed following satisfaction of customary closing conditions, including receipt of required regulatory approvals and approval by the shareholders of each of Allegiant and Sun Country.

The combination strengthens Allegiant’s position as a leading U.S. leisure airline by expanding its network, increasing scale, and enhancing its diversified operating model.

“Today marks a defining moment in Allegiant’s history as we officially join forces with Sun Country to create the leading leisure-focused airline in the United States,” said Allegiant CEO Gregory C. Anderson. “With a combined fleet of 195 aircraft serving nearly 175 cities, we are expanding access to affordable, reliable, and convenient travel for the communities that have long been the foundation of our business, while offering customers broader reach and more destinations. By bringing together two strong airlines with similar business models, we are creating a more differentiated and durable airline – one well positioned to deliver lasting value for our customers, team members, and shareholders. I want to recognize Team Allegiant and Team Sun Country, whose dedication and hard work made this day possible.”

Customers can continue to book travel through existing channels, and there are no changes to current reservations, flight schedules, or travel plans. Both airlines will continue to operate as separate carriers in the near term, maintaining their respective brands. Allegiant Allways Rewards and Sun Country Rewards will remain separate in the near term, and members’ points, benefits, and account status will retain their current value. Customers should continue to manage reservations, check in, and access customer service through the airline with which they booked travel. Over time, Allegiant expects to introduce additional benefits that make it easier for customers to access the combined network.

The combined company is committed to a thoughtful and disciplined integration process focused on maintaining safe, reliable operations and delivering a consistent customer experience. There are no immediate changes to frontline roles, and operational employees will continue in their current positions. The company will work closely with labor representatives throughout the integration process, and all existing collective bargaining agreements will remain in place. At the corporate level, some roles may overlap as functions are integrated. Any potential changes will be evaluated carefully, with a focus on fairness, respect, and clear communication.

Allegiant values Sun Country’s deep roots in Minnesota and expects Minneapolis-St. Paul to remain an important operating center for the combined company. The combined company is committed to maintaining strong relationships with the communities, airports, customers, and partners served by both airlines, while continuing to support the leisure-focused markets that have been central to each company’s success.

Together, Allegiant and Sun Country will serve approximately 22 million annual customers across nearly 175 cities, with more than 650 routes and a combined fleet of 195 aircraft.

The combination brings together complementary strengths, including:

•	Expanded access to leisure destinations across the U.S. and select international markets
•	A diversified model supported by scheduled service, charter, and cargo operations
•	Increased scale to support long-term growth and operational resilience

Financially, the combination of Allegiant and Sun Country brings together two profitable airlines with complementary networks, diversified revenue streams and strong balance sheets, creating a platform with meaningful long-term value creation potential. Allegiant expects to realize approximately $140 million in annual synergies within three years following closing and integration, driven by expanded customer choice across the combined network, scale efficiencies, fleet optimization, and procurement benefits. The transaction is expected to be accretive to earnings per share in the first full year post-closing, while maintaining balance sheet flexibility.

Sun Country’s cargo operations for Amazon Prime Air and charter contracts with casinos, Major League Soccer, collegiate sports teams, and the Department of Defense, complement Allegiant’s existing charter business and further diversify the combined company’s revenue base. With 195 aircraft at closing, 30 aircraft on order and an additional 80 options, the combined company will have greater flexibility to optimize aircraft deployment, improve utilization, and support long-term growth through economic cycles.

Greg Anderson will serve as Chief Executive Officer of the combined company, and Robert Neal will serve as President and Chief Financial Officer. Jude Bricker, Jennifer Vogel and Thomas C. Kennedy were appointed as members of Allegiant’s Board of Directors.

In connection with the closing, Sun Country common stock has ceased trading on the NASDAQ, and Allegiant Travel Company will continue to trade on the NASDAQ under the ticker symbol “ALGT.”

Allegiant – Together We FlyTM
Las Vegas-based Allegiant (NASDAQ: ALGT) is an integrated travel company with an airline at its heart, focused on connecting customers with the people, places, and experiences that matter most. Since 1999, Allegiant Air has linked travelers in small-to-medium cities to world-class vacation destinations with all-nonstop flights and industry-low average fares. Today, Allegiant's fleet serves communities across the nation, with base airfares less than half the cost of the average domestic roundtrip ticket. For more information, visit us at Allegiant.com. Media information, including photos, is available at http://gofly.us/iiFa303wrtF

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, Section 27A of the Securities Act of 1933 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and often can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “guidance,” “anticipate,” “intend,” “plan,” “estimate”, “project”, “hope” or similar expressions. Forward-looking statements in this communication are based on Allegiant’s current expectations, estimates and projections about the benefits of its acquisition of Sun Country, its businesses and industries, management’s beliefs and certain assumptions made by Allegiant, all of which are subject to change. Forward-looking statements in this communication may relate to, without limitation, the benefits of the transaction, including future financial and operating results; Allegiant’s plans, objectives, expectations and intentions; expected synergies of the transaction; the timing and result of various regulatory proceedings related to the transaction that may occur after the closing; the ability to execute and finance current and long-term business, operational, capital expenditures and growth plans and strategies; the impact of increased or increasing transaction and financing costs associated with the transaction or otherwise, as well as inflation and interest rates; and the ability to access debt and equity capital markets.

Forward-looking statements involve risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the risk that potential legal proceedings may be instituted against Allegiant and result in significant costs of defense, indemnification or liability; the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the transaction or that any of the foregoing may take longer to realize or be more costly to achieve than expected; the risk that the integration of Sun Country’s operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country’s businesses into its businesses; the dilution caused by Allegiant’s issuance of additional shares of its common stock in connection with the consummation of the transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Allegiant’s or Sun Country’s customers, suppliers, employees, labor unions or other business partners, including those resulting from the completion of the transaction; a material adverse change in Allegiant’s  business, condition or results of operations; changes in domestic or international economic, political or business conditions, including those impacting the airline industry (including customers, employees and supply chains); Allegiant’s ability to successfully implement its operational, productivity and strategic initiatives; the outcome of claims, litigation, governmental proceedings and investigations involving Allegiant or Sun Country; and a cybersecurity incident or other disruption to Allegiant’s technology infrastructure.

Forward-looking statements in this communication are qualified by and should be read together with, the risk factors set forth above and the risk factors included in Allegiant’s and Sun Country’s respective annual and quarterly reports as filed with the Securities and Exchange Commission (the “SEC”), as well as the risk factors included in Allegiant’s registration statement on Form S-4 (Registration No. 333-294712), as filed with the SEC on March 27, 2026 (https://www.sec.gov/Archives/edgar/data/1362468/000114036126011799/ny20065073x3_s4.htm) (the “Registration Statement”), and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements.

The forward-looking statements in this communication are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Allegiant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.